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                                                                    EXHIBIT 32.1

                                   VANS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report on Form 10-Q for the year ended February 28, 2004 of Vans, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott J. Blechman, the Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Scott J. Blechman*
                                            ------------------------------------
                                            Scott J. Blechman
                                            Vice President and
                                            Chief Financial Officer
                                            April 5, 2004

* A signed original of this written statement required by Section 906 has been provided to Vans, Inc. and will be retained by Vans, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.